                                                                    EXHIBIT 24

                               POWER OF ATTORNEY


     Each of the undersigned officers and directors of Huntington Bancshares Incorporated (the "Corporation") hereby appoints Richard A. Cheap, Anne W. Creek and Gerald R. Williams, as the undersigned's attorneys or any of them, with power to act without the other, as the undersigned's attorney, to sign, in the undersigned's name and on the undersigned's behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), any and all amendments, including post-effective amendments, to the Corporation's Registration Statement on Form S-3 (No. 33-52569), hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have signed these presents this 14th day of September, 1998.


       SIGNATURE                                 TITLE



       Frank Wobst
--------------------------------       Chairman and Chief Executive Officer
Frank Wobst                            (principal executive officer)



       Gerald R. Williams              Executive Vice President and Chief
--------------------------------       Financial Officer (principal financial
Gerald R. Williams                     officer and principal accounting officer)




SIGNATURE                              TITLE


     Don M. Casto III
--------------------------------       Director
Don M. Casto III



     Don Conrad
--------------------------------       Director
Don Conrad



     Patricia T. Hayot
--------------------------------       Director
Patricia T. Hayot



     Wm. J. Lhota
--------------------------------       Director
Wm. J. Lhota



     Robert H. Schottenstein
--------------------------------       Director
Robert H. Schottenstein



     George A. Skestos
--------------------------------       Director
George A. Skestos



     Lewis R. Smoot, Sr.
--------------------------------       Director
Lewis R. Smoot, Sr.



     Timothy P. Smucker
--------------------------------       Director
Timothy P. Smucker



     William J. Williams
--------------------------------       Director
William J. Williams


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